                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (D) OF
                      THE SECURITIES EXCHANGE ACT 0F 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED), FEBRUARY 12, 1999

                                 -------------

                       STERLING CHEMICALS HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                  1-00059                                 76-0185186
 (STATE OR OTHER JURISDICTION OF                 (COMMISSION FILE NUMBER)                     (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                                              IDENTIFICATION NO.)

                         1200 SMITH STREET, SUITE 1900
                          HOUSTON,  TEXAS  77002-4312
                                (713)  650-3700
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (713) 650-3700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 -------------

                            STERLING CHEMICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                               333-04343-01              76-0502785
 (STATE OF OTHER JURISDICTION OF        (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                        IDENTIFICATION NO.)


                         1200 SMITH STREET, SUITE 1900
                           HOUSTON, TEXAS 77002-4312
                                 (713) 650-3700
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                              ---------------------

                                 (713) 650-3700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS

         The press releases issued by Sterling Chemicals Holdings, Inc. on February 12, 1999, February 25, 1999 and March 3, 1999 are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K, and the contents of such Exhibits are incorporated herein by reference.

ITEM 7.  EXHIBITS

         The following exhibits are filed as part of this Form 8-K.

                 Exhibit 99.1 -- Press Release dated February 12, 1999.
                 Exhibit 99.2 -- Press Release dated February 25, 1999.
                 Exhibit 99.3 -- Press Release dated March 3, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                        STERLING CHEMICALS HOLDINGS, INC.
                                        STERLING CHEMICALS, INC.
                                        (Registrants)




Date:  March 4, 1999




                                        By:  /s/ Gary M. Spitz
                                           -------------------------------------
                                             Gary M. Spitz
                                             Vice President-Finance and
                                             Chief Financial Officer

                              INDEX TO EXHIBITS


EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------

 99.1           Press Release dated February 12, 1999.
 99.2           Press Release dated February 25, 1999.
 99.3           Press Release dated March 3, 1999.